                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date Of Report (Date Of Earliest Event Reported): March 1, 2006

                        American Campus Communities, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                        Commission File Number: 001-32265

              MD                                                 760753089
 (State or Other Jurisdiction Of                              (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                         805 Las Cimas Parkway Suite 400
                                Austin, TX 78746
          (Address of Principal Executive Offices, Including Zip Code)

                                  512-732-1000
              (Registrant's Telephone Number, Including Area Code)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17CFR240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act(17CFR240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act(17CFR240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On March 1, 2006, American Campus Communities,  Inc. (the "Company") issued a press release announcing  earnings for the quarter and year ended December 31,
2005.  The text of the press release is included as Exhibit 99.1 to this Current
Report.

     The  press  release  is  furnished  pursuant  to Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934
(the  "Exchange  Act"),  or  subject to the  liabilities  of that  Section.  The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act,  except as shall be expressly set forth by specific reference in such filing.

ITEM 7.01 REGULATION FD DISCLOSURE

     On March 1, 2006, the Company  disclosed a supplemental  analyst package in connection with its earnings  conference call for the quarter ended December 31,
2005,  which  took place on March 2, 2006.  A copy of the  supplemental  analyst package is attached hereto as Exhibit 99.2.

     The  supplemental  analyst  package is furnished  pursuant to Item 7.01 and shall not be deemed  "filed" for purposes of Section 18 of the Exchange  Act, or subject to the  liabilities  of that Section.  The  information  in this Current
Report shall not be incorporated by reference in any filing under the Securities
Act of 1933 or the  Exchange  Act,  except  as shall be  expressly  set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     The list of exhibits is  incorporated  herein by  reference  to the Exhibit
Index.

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                                  Signature(s)

      Pursuant to the  Requirements of the Securities  Exchange Act of 1934, the
registrant  has duly  caused  this  Report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                           American Campus Communities, Inc.

                                      By:  /s/ Jonathan A. Graf
Date: March 2, 2006.                       -------------------------------------
                                           Jonathan A. Graf
                                           Senior Vice President, Chief
                                           Accounting Officer and Treasurer

                                  Exhibit Index

Exhibit No.           Description
---------------       ----------------------------------------------------------
EX-99.1               Press Release Dated March 1, 2006
EX-99.2               Supplemental Analyst Package - Fourth Quarter 2005